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                      AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO INDENTURE OF LEASE is hereby made to be effective on May 1, 1994 by and between CHROMATEX PROPERTIES, INC., a corporation organized and existing under the laws of the State of Pennsylvania, hereinafter referred to as the "Lessor" and CULP, INC., a corporation organized and existing under the laws of the State of North Carolina, hereinafter referred to as the "Lessee".

                          W I T N E S S E T H:

THAT WHEREAS, Lessor and Lessee entered into a Lease Agreement dated November 1, 1993; and

WHEREAS, Lessor has made certain improvements to the "Premises" as defined in the original Lease Agreement; and

WHEREAS, Lessee has agreed to increase its rent payment to Lessor for 54 months beginning May 1, 1994 in order to pay Lessor for the improvements made to the Premises; and

WHEREAS, all other terms of the Lease Agreement dated November 1, 1993 are to remain the same except that Paragraph 2 of the original Lease Agreement shall be amended to read as provided in this amendment to the lease agreement.

NOW, THEREFORE, for and in consideration of the Premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the

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parties do hereby agree to amend Paragraph 2 of the original Lease
Agreement between Lessor and Lessee dated November 1, 1993 to read as follows:

2. RENT. Lessee shall pay rent of Sixteen Thousand Forty-one and 67/100 Dollars ($16,041.67) a month to Lessor for the term of this lease. The first installment of rent shall be paid on the commencement date hereof, and shall be payable on the 1st day of each month during the term of this lease. Provided, however that for 54 months beginning May 1, 1994 Lessee shall pay rent of Seventeen Thousand Eight Hundred Thirty-three and 67/100 Dollars ($17,833.67) to Lessor. In the event Lessee exercises any one or more of its options to renew the lease, the rent payable for such option periods shall be the same as provided in the original Lease Agreement.

IN WITNESS WHEREOF, the parties hereto have executed the Amendment to the Lease Agreement as of the first day of May, 1994.

                            CHROMATEX PROPERTIES, INC.

                            By: (Signature of Ronald W. Satterfield)
                            Ronald W. Satterfield)
                                            Executive Vice President

                                                              LESSOR

                            CULP, INC.

                            By (Signature of Franklin N. Saxon)
                            (Franklin N. Saxon)
                                              Vice President and CFO
                                                              LESSEE